                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549
                                                 ----------------

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 12, 2003

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                              (Exact name of registrant as specified in its charter)

                   Florida                         0-23161                           59-3420305
        (State or other jurisdiction              (Commission                       (IRS Employer
              of incorporation)                   File Number)                    Identification No.)

             4902 W. Waters Avenue
                Tampa, Florida                                                            33634
     (Address of principal executive offices)                                           (Zip Code)

       Registrant's telephone number, including area code: (813) 249-4900

Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on August 12, 2003.

Item 7.  Exhibits

Exhibit

  99.1    Press Release dated August 12, 2003.

                                            SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    August 13, 2003                    By:      /s/ Robin J. Cohan
                                                     Robin J. Cohan
                                                     Executive Vice President
                                                     Chief Financial Officer
                                                     and Treasurer